SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)
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Item 3.   Bankruptcy and Receivership.

          As previously reported, on March 12, 2003, the Amsterdam Court (Rechtbank) (the "Dutch Bankruptcy Court") considered the proposed plan of compulsory composition (Akkoord) under the Dutch Faillissementswet (the "Dutch Bankruptcy Code") filed by United Pan-Europe Communications N.V. (the "Company") at a public hearing and on March 13, 2003, ratified the Akkoord in a written decision. The Akkoord is part of the Company's on-going financial restructuring. As previously reported, in addition to the Akkoord, the Company's restructuring also involves the second amended plan of reorganization dated January 7, 2003 (the "Plan"), as modified, filed by the Company and New UPC, Inc. with the United States Bankruptcy Court for the Southern District of New York, which was confirmed on February 20, 2003.

          On March 21, 2003, InterComm Holdings, L.L.C. and three of its affiliates filed an appeal (the "Appeal") against the Dutch Bankruptcy Court's ratification of the Akkoord in the Dutch Court of Appeals. The Dutch Court of Appeals has scheduled an expedited hearing for the Appeal for April 1, 2003. The Company believes that the Appeal is without merit and intends to oppose the Appeal vigorously. The Company does not expect that the Appeal will affect the completion of the Company's restructuring which is in its final stages. The Appeal will however delay completion of the restructuring into the second quarter, 2003. The Company is currently negotiating and expects to receive an extension to the waiver on its senior bank facility with the coordinating committee of senior bank lenders.

          A copy of the Company's press release dated March 25, 2003 (the
"Press Release") announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

          This Current Report on Form 8-K (this "Report") and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. These risks and uncertainties could cause actual events and the Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

          The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit facilities and arrangements; the ability to fund, develop and execute the Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate the Plan under the U.S. Bankruptcy Code and the Akkoord under the Dutch Bankruptcy Code;

the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the U.S. Bankruptcy Court or the Dutch Bankruptcy Court to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third-party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report and the Press Release.

Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

                Exhibit Number          Description
                --------------          -----------
                99.1                    Press release dated March 25, 2003 of
                                        United Pan-Europe Communications N.V.
                                        announcing the appeal by InterComm
                                        Holdings, L.L.C. against the
                                        ratification of the Akkoord.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                  By: /s/ Anton A.M. Tuijten
                                     -------------------------------------------
                                      Name:   Anton A.M. Tuijten
                                      Title:  Member of the Board of Management
                                              and General Counsel

Dated:  March 25, 2003

                Exhibit Number          Description
                --------------          -----------
                99.1                    Press release dated March 25, 2003 of
                                        United Pan-Europe Communications N.V.
                                        announcing the appeal by InterComm
                                        Holdings, L.L.C. against the
                                        ratification of the Akkoord.